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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 31, 1997 appearing on page F-1 of the Western Staff Services, Inc. 1997 Annual Report on Form 10-K for the year ended November 1, 1997.

/s/ Price Waterhouse LLP
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PRICE WATERHOUSE LLP
San Francisco, California
March 13, 1998